DEFERRED TAX	12 Months Ended
Dec. 31, 2019
Disclosure of deferred taxes [text block] [Abstract]
Disclosure of deferred taxes [text block]

30   DEFERRED TAX

The Group’s and the Bank’s deferred tax assets and liabilities are as follows:

	The Group		The Bank
	2019 £m	2018 £m	2019 £m	2018 £m
Statutory position
Deferred tax assets	3,366	3,222	2,029	1,984
Deferred tax liabilities	–	–	–	–
Net deferred tax asset	3,366	3,222	2,029	1,984

Tax disclosure
Deferred tax assets	4,710	4,738	2,715	2,732
Deferred tax liabilities	(1,344)	(1,516)	(686)	(748)
Net deferred tax asset	3,366	3,222	2,029	1,984

The statutory position reflects the deferred tax assets and liabilities as disclosed in the consolidated balance sheet and takes into account the ability of the Group and the Bank to net assets and liabilities where there is a legally enforceable right of offset. The tax disclosure of deferred tax assets and liabilities ties to the amounts outlined in the tables below which splits the deferred tax assets and liabilities by type, before such netting.

As a result of legislation enacted in 2016, the UK corporation tax rate was due to reduce from 19 per cent to 17 per cent on 1 April 2020. The Group measures its deferred tax assets and liabilities at the value expected to be recoverable or payable in future periods, and re-measures them at each reporting date based on the most recent estimates of utilisation or settlement, including the impact of bank surcharge where appropriate. The deferred tax impact of this re-measurement in 2019 is a charge of £25 million in the income statement and a credit of £8 million in other comprehensive income.

Within the March 2020 budget, the UK government stated its intention to maintain the corporation tax rate at 19 per cent on 1 April 2020. Had this rate change been substantively enacted at 31 December 2019, the effect would have been to increase net deferred tax assets by £397 million.

On 29 October 2018, the UK government announced its intention to restrict the use of capital tax losses to 50 per cent of any future gains arising. Had this restriction been substantively enacted at 31 December 2019, the effect would have been to reduce net deferred tax assets by £10 million for the Group and £nil for the Bank.

Movements in deferred tax liabilities and assets (before taking into consideration the offsetting of balances within the same taxing jurisdiction) can be summarised as follows:

The Group Deferred tax assets	Tax losses £m	Property, plant and equipment £m	Pension liabilities £m	Provisions £m	Share-based payments £m	Derivatives £m	Other temporary differences £m	Total £m
At 1 January 2018	4,011	715	79	355	35	–	11	5,206
(Charge) credit to the income statement	(228)	(69)	92	(21)	(2)	–	(5)	(233)
Credit to other comprehensive income	–	–	(92)	(138)	–	–	–	(230)
Impact of acquisitions and disposals	–	–	–	–	(5)	–	–	(5)
At 31 December 2018	3,783	646	79	196	28	–	6	4,738
(Charge) credit to the income statement	(183)	3	(100)	(87)	4	19	126	(218)
Credit to other comprehensive income	–	–	74	116	–	–	–	190
At 31 December 2019	3,600	649	53	225	32	19	132	4,710

Deferred tax liabilities	Acquisition fair value £m	Pension assets £m	Derivatives £m	Asset revaluations[1] £m	Other temporary differences £m	Total £m
At 1 January 2018	(832)	(181)	(492)	(201)	(94)	(1,800)
(Charge) credit to the income statement	134	(67)	(33)	(37)	1	(2)
(Charge) credit to other comprehensive income	–	(25)	137	137	–	249
Impact of acquisitions and disposals	–	–	–	–	34	34
Exchange and other adjustments	–	–	–	–	3	3
At 31 December 2018	(698)	(273)	(388)	(101)	(56)	(1,516)
(Charge) credit to the income statement	215	59	(34)	(21)	(53)	166
(Charge) credit to other comprehensive income	–	64	(140)	84	–	8
Exchange and other adjustments	–	–	–	–	(2)	(2)
At 31 December 2019	(483)	(150)	(562)	(38)	(111)	(1,344)

1	Financial assets at fair value through other comprehensive income.

The Bank Deferred tax assets	Tax losses £m	Property, plant and equipment £m	Pension liabilities £m	Provisions £m	Share-based payments £m	Other temporary differences £m	Total £m
At 1 January 2018	2,433	404	40	198	25	5	3,105
(Charge) credit to the income statement	(149)	(60)	60	(7)	(5)	(4)	(165)
Credit to other comprehensive income	–	–	(70)	(138)	–	–	(208)
At 31 December 2018	2,284	344	30	53	20	1	2,732
(Charge) credit to the income statement	(86)	(20)	(57)	(41)	(1)	12	(193)
Charge to other comprehensive income	–	–	60	116	–	–	176
At 31 December 2019	2,198	324	33	128	19	13	2,715

Deferred tax liabilities	Pension assets £m	Derivatives £m	Asset revaluations[1] £m	Other temporary differences £m	Total £m
At 1 January 2018	(175)	(518)	(203)	(63)	(959)
(Charge) credit to the income statement	(45)	–	(14)	32	(27)
(Charge) credit to other comprehensive income	44	87	114	–	245
Exchange and other adjustments	–	–	–	(7)	(7)
At 31 December 2018	(176)	(431)	(103)	(38)	(748)
(Charge) credit to the income statement	59	–	(19)	17	57
Credit to other comprehensive income	20	(105)	86	(1)	–
Exchange and other adjustments	–	–	–	5	5
At 31 December 2019	(97)	(536)	(36)	(17)	(686)

1	Financial assets at fair value through other comprehensive income.

Deferred tax not recognised

No deferred tax has been recognised in respect of foreign trade losses where it is not more likely than not that we will be able to utilise them in future periods. Of the asset not recognised, £35 million for the Group and £nil for the Bank (2018: £36 million for the Group and £nil for the Bank) relates to losses that will expire if not used within 20 years, and £45 million for the Group and £5 million for the Bank (2018: £52 million for the Group and £7 million for the Bank) relates to losses with no expiry date.

Deferred tax assets of approximately £111 million (2018: £121 million) for the Group and £84 million (2018: £98 million) for the Bank have not been recognised in respect of £650 million for the Group and £497 million for the Bank of UK tax losses and other temporary differences which can only be used to offset future capital gains. UK capital losses can be carried forward indefinitely.

In addition, no deferred tax asset is recognised in respect of unrelieved foreign tax credits of £46 million (2018: £46 million) for the Group and £7 million (2018: £7 million) for the Bank, as there are no expected future taxable profits against which the credits can be utilised. These credits can be carried forward indefinitely.

As a result of parent company exemptions on dividends from subsidiaries and on capital gains on disposal there are no significant taxable temporary differences associated with investments in subsidiaries, branches, associates and joint arrangements.